                                                                   Exhibit 10.52

                             INTERCREDITOR AGREEMENT

                                      among

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
               as Administrative Agent under the Credit Agreement

                         U.S. BANK NATIONAL ASSOCIATION,
                     (f/k/a First Bank National Association)
                as the Trustee under the Mortgage Note Indenture

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                     (f/k/a First Bank National Association)
                   as the Trustee under the PIK Note Indenture

                               and consented to by

                      TRUMP'S CASTLE ASSOCIATES, L.P., and

                          TRUMP'S CASTLE FUNDING, INC.

                            Dated as of June 12, 2002


                              Record and Return to:

                                 John Tripodoro
                             Cahill Gordon & Reindel
                                 80 Pine Street
                               New York, NY 10005

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                                      -2-

                             INTERCREDITOR AGREEMENT

          INTERCREDITOR AGREEMENT, dated as of June 12, 2002, by and among DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (the "Administrative Agent") under a certain Credit Agreement dated as of the date hereof (as the same may from time to time be amended, supplemented or otherwise modified, the "Credit Agreement") among Trump's Castle Associates, L.P., a New Jersey limited partnership, as Borrower (the "Partnership"), the lending institutions (the "Lenders") listed therein, the Administrative Agent; U.S. BANK NATIONAL ASSOCIATION (f/k/a First Bank National Association), as Trustee (the "Mortgage Note Trustee") under a certain Mortgage Note Indenture dated as of December 28, 1993 (as the same may from time to time be amended, supplemented or otherwise modified, the "Mortgage Note Indenture") among Trump's Castle Funding, Inc., a New Jersey corporation ("Funding"), as Issuer, the Partnership, as Guarantor, and the Mortgage Note Trustee; and U.S. BANK NATIONAL ASSOCIATION (f/k/a First Bank National Association), as Trustee (the "PIK Note Trustee") under a certain PIK Note Indenture dated as of December 28, 1993 (as the same may from time to time be amended, supplemented or otherwise modified, the "PIK
Note Indenture") among Funding, as Issuer, the Partnership, as Guarantor, and the PIK Note Trustee; and consented to by Funding and the Partnership. The Mortgage Note Trustee and the PIK Note Trustee are sometimes referred to together as the "Subordinated Notes Trustee."

                                   WITNESSETH:

          WHEREAS, pursuant to an indenture dated as of April 17, 1998 among Funding, as Issuer, the Partnership, as Guarantor, and U.S. Bank National Association (the "Old Funding Senior Notes Trustee"), as Trustee, Funding issued $62,000,000 aggregate principal amount of its 10 1/4% Senior Secured Notes due 2003 ("Old Funding Senior Notes");

          WHEREAS, pursuant to an indenture dated as of April 17, 1998 among Trump's Castle Hotel & Casino, Inc. ("TCHI"), as Issuer, the Partnership, as Guarantor, and U.S. Bank National Association (the "Old TCHI Senior Notes Trustee"), as Trustee, TCHI issued $5,000,000 aggregate principal amount of its 10 1/4% Senior Secured Notes due 2003 ("Old TCHI Senior Notes," together with the Old Funding Senior Notes, the "Old Senior Notes");

          WHEREAS, pursuant to the Mortgage Note Indenture, Funding issued its 11 3/4% Mortgage Notes due 2003 (the "Mortgage Notes");

          WHEREAS, pursuant to the PIK Note Indenture, Funding issued its Subordinated Pay-In-Kind Notes due 2005 (the "PIK Notes);

          WHEREAS, pursuant to the Credit Agreement, the Partnership has borrowed loans in an aggregate principal amount of $70,000,000 (the "Credit Facility Loans");

          WHEREAS, proceeds of the Credit Facility Loans are being used to refinance and replace the Old Senior Notes and to pay fees and expenses related thereto;

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                                      -3-

          WHEREAS, the liens and security interests previously granted to the Old Senior Notes Trustee had been senior to the liens and security interests granted to the Mortgage Note Trustee;

          WHEREAS, Lenders of the Credit Facility Loans have conditioned the making of such loans on the Credit Facility Loans having a first priority lien and security interest in and upon the Trust Estate (as hereafter defined) that is senior, and not pari passu with or subordinate to, the liens and security interests in and upon the Trust Estate granted to the Mortgage Note Trustee;

          WHEREAS, the PIK Notes were and are to remain unsecured; and

          WHEREAS, the Representatives in their various capacities desire to set forth their relative rights and obligations with respect to the Credit Agreement, Mortgage Note Indenture and PIK Note Indenture and related matters.

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          SECTION 1. Definitions.

          1.1. As used in this Intercreditor Agreement and unless otherwise expressly indicated, all capitalized words and terms not defined herein shall have the respective meanings and be construed herein as such words or terms are defined or construed in the Mortgage Note Indenture.

          1.2. For the purposes of this Intercreditor Agreement, the following terms shall have the following meanings.

          "Credit Facility Documents" means all instruments, documents and agreements, executed or delivered pursuant to or in connection with the Credit Agreement and/or the Credit Facility Mortgages, as the same may from time to time be amended, supplemented or otherwise modified.

          "Credit Facility Mortgages" means any and all mortgages and other security instruments now existing or hereafter arising granted by the Partnership which secure, in whole or in part, directly or indirectly, through assignment or otherwise, the Credit Facility Obligations.

          "Credit Facility Obligations" means all indebtedness, obligations and other liabilities of the Partnership to any one or more Representatives and any and all other Persons pursuant to or arising from the Credit Agreement, the Credit Facility Loans, the Credit Facility Mortgages and the other Credit Facility Documents, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, including, without limitation, all interest, fees, charges, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements), for which the Partnership or any other Person is now or hereafter becomes liable to pay to the Trustee(s) or any other Persons pursuant to any of such Credit Facility Documents.

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                                      -4-

          "Documents" means all instruments, documents and agreements, executed or delivered pursuant to or in connection with the Operative Documents, the Notes, the Mortgages and/or the Guarantees, as the same may from time to time be amended, supplemented or otherwise modified.

          "Guarantees" means all guarantees now existing or hereafter arising executed by the Partnership or Funding in favor of any Representative, as the same may from time to time be amended, supplemented or otherwise modified.

          "Mortgages" means any and all mortgages and other security instruments now existing or hereafter arising granted by the Partnership and/or Funding which secures, in whole or in part, directly or indirectly, through assignment or otherwise, the Obligations, including, without limitation, any mortgage granted by the Partnership (i) to Funding and assigned to a Representative and
(ii) to a Representative to secure any Guarantee.

          "Notes" means the Credit Facility Loans, the Mortgage Notes and the PIK Notes, as the same may from time to time be amended, supplemented or otherwise modified.

          "Obligations" means all indebtedness, obligations and other liabilities of the Partnership and/or Funding to any one or more Representatives and any and all other Persons pursuant to or arising from the Indentures, the Notes, the Mortgages, the Guarantees and the other Documents (including, without limitation, indebtedness of the Partnership to Funding and assigned to any one or more Representatives), whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, including, without limitation, all interest, fees, charges, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements), for which the Partnership, Funding or any other Person is now or hereafter becomes liable to pay to the Representative(s) or any other Persons pursuant to any of such Documents.

          "Operative Documents" means the Credit Agreement, the Mortgage Note Indenture and the PIK Note Indenture.

          "Representative" or "Representatives" shall mean each of the Administrative Agent, the Mortgage Note Trustee and the PIK Note Trustee and each of their permitted successors and assigns, unless the context requires reference to one or more but less than all of such Representatives.

          "Subordinated Notes" means the Mortgage Notes and the PIK Notes, as the same may from time to time be amended, supplemented or otherwise modified.

          "Subordinated Notes Documents" means all instruments, documents and agreements, executed or delivered pursuant to or in connection with the Subordinated Notes Indentures, the Subordinated Notes, the Subordinated Notes Mortgages and/or the Subordinated Notes Guarantees, as the same may from time to time be amended, supplemented or otherwise modified.

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                                      -5-

          "Subordinated Notes Guarantees" means all guarantees now existing or hereafter arising executed by the Partnership in favor of any Representative, as the same may from time to time be amended, supplemented or otherwise modified.

          "Subordinated Notes Indentures" means the Mortgage Note Indenture and the PIK Note Indenture.

          "Subordinated Notes Mortgages" means any and all mortgages and other security instruments now existing or hereafter arising granted by the Partnership and/or Funding which secure, in whole or in part, directly or indirectly, through assignment or otherwise, the Subordinated Notes Obligations, including, without limitation, any mortgage granted by the Partnership (i) to Funding and assigned to a Trustee and (ii) to a Trustee to secure any Subordinated Notes Guarantee.

          "Subordinated Notes Obligations" means all indebtedness, obligations and other liabilities of the Partnership and/or Funding to any one or more Representatives and any and all other Persons pursuant to or arising from the Subordinated Notes Indentures, the Subordinated Notes, the Subordinated Notes Mortgages, the Subordinated Notes Guarantees and the other Subordinated Notes Documents (including, without limitation, indebtedness of the Partnership to Funding and assigned to any one or more Representatives), whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, including, without limitation, all interest, fees, charges, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements), for which the Partnership, Funding or any other Person is now or hereafter becomes liable to pay to the Representative(s) or any other Persons pursuant to any of such Subordinated Notes Documents.

          "Trust Estate" has the meaning set forth in the habendum to the Granting Clauses of the Mortgages.

          1.3. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Intercreditor Agreement shall refer to this Intercreditor Agreement as a whole and not to any particular provision of this Intercreditor Agreement, and section, subsection, schedule and exhibit references are to this Intercreditor Agreement unless otherwise specified. The terms defined in this Section and elsewhere include the plural as well as the singular.

          SECTION 2. Lien Priority and Subordination.

          2.1. Lien Priority. Each Representative hereby agrees that any and all security interests, mortgages, assignments of leases, assignments of operating assets, other assignments, pledges and other liens, charges or encumbrances (including, without limitation, the Subordinated Notes Mortgages and the other recorded or filed liens in favor of the Subordinated Notes Trustee identified on Schedule A to this Intercreditor Agreement) now existing or hereafter created or arising in its favor in respect of any of the Subordinated Notes Obligations are expressly subordinate, inferior and junior in priority, operation and effect to any and all security interests, mortgages, assignments of leases, assignments of operating assets, other assignments, pledges and other liens, charges or encumbrances (including, without limitation, the Credit Facility Mortgages) now existing or here-

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                                      -6-

after created or arising in favor of the Administrative Agent in respect of the Credit Facility Obligations, notwithstanding anything to the contrary contained in any agreement or filing to which the Partnership, Funding or any Representative may now or hereafter be a party, and irrespective of the time, order or method of attachment or perfection of any security interests granted thereby or the time or order of execution, filing or recording of any mortgages, financing statements or other security interests, assignments, pledges and other liens, charges or encumbrances.

          Any assets (including, without limitation, any real property(ies)) of Funding or the Partnership now or from time to time hereafter given, granted, assigned, mortgaged, pledged or otherwise encumbered to secure the Obligations (collectively, together with any and all proceeds or products thereof, the "Shared Collateral") shall be subject to the priority established by this
Section 2.1, provided that (i) the Partnership Note and the Subordinated Partnership Note (as such terms are defined in the Mortgage Note Indenture and the PIK Note Indenture, respectively) shall not constitute Shared Collateral and
(ii) nothing in this Intercreditor Agreement is intended to provide rights in the Shared Collateral as security for any Obligations not otherwise vested, granted or authorized in or pursuant to the Documents applicable to such Obligations.

          2.2. Proceeds of Shared Collateral. In the event that any one or more Representatives exercises its respective rights with respect to the Shared Collateral pursuant to the Documents, each Representative shall apply the proceeds from any sale or sales or other disposition(s):

               (i) first, to the reasonable compensation of agents and reasonable fees and expenses of counsel;

               (ii) second, any surplus then remaining to the payment in full of the Credit Facility Obligations in accordance with the Credit Facility Documents;

               (iii) third, any surplus then remaining to the payment of the Subordinated Notes Obligations in accordance with the Documents; and

               (iv) fourth, subject to the rights of the holder of any then existing Lien of which any Representative has actual notice, any surplus then remaining to the Partnership or as a court of competent jurisdiction may otherwise direct.

Subject to the rights of the Partnership to apply insurance proceeds or eminent domain awards to effect Restorations of the Premises, as those terms are defined in and set forth in the Mortgages, such proceeds and awards are acknowledged to be Shared Collateral and subject to this Section 2.2.

          2.3. Payment. If at any time an Event of Default described in Section
8.01 or 8.03 of the Credit Agreement (each, a "Payment Event of Default") occurs and is continuing, or a Administrative Agent has declared the principal balance of the Credit Facility Loans to be due and payable in full pursuant to Section 8 of the Credit Agreement, and shall have given written notice thereof to the Subordinated Notes Trustee, then no Subordinated Notes Trustee shall make to the holders of the Subordinated Notes any payments or interest on or the principal of any of the Subordinated Notes, or effect any Redemption of any of the Subordinated Notes or make open market pur-

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                                       -7-

chases of any of the Subordinated Notes (any such payments of interest and/or principal and any payments to effect any Redemption or make open market purchases being hereinafter referred to as a "Blocked Payment").

          If, notwithstanding the foregoing, any payment constituting a Blocked Payment is received by any Subordinated Notes Trustee after the occurrence and during the continuance of a Payment Event of Default, such payment or distribution received by any such Subordinated Notes Trustee shall be held in trust by such Subordinated Notes Trustee for the benefit of the Administrative Agent until such time as:

               (i) such Subordinated Notes Trustee receives written notice from the Administrative Agent that the Payment Event of Default has been remedied or cured, in which event such Subordinated Notes Trustee shall be entitled hereunder to distribute the amount of such Blocked Payment to the holders of the Subordinated Notes in accordance with the applicable Operative Document;

               (ii) such Subordinated Notes Trustee receives written notices from the Administrative Agent of the occurrence of an Event of Default described in Section 8.05 of the Credit Agreement (a "Bankruptcy Event of Default"), in which event such payment shall be paid to the Administrative Agent or as a court of competent jurisdiction may direct in a final and non-appealable order, and to the extent paid to or for the benefit of the Administrative Agent shall be deemed for purposes of this Intercreditor Agreement to be proceeds of Shared Collateral; or

               (iii) such Subordinated Notes Trustee receives written notice from the Administrative Agent that the Administrative Agent has accelerated the stated maturity of the Credit Facility Obligations and/or is exercising any other rights or remedies with respect to any Payment Event of Default, in which event such payment shall be paid over to the Administrative Agent and shall be deemed for purposes of this Intercreditor Agreement to be proceeds of Shared Collateral.

For the purposes of this Section 2.3, each Subordinated Notes Trustee shall conclusively presume that a Payment Event of Default has occurred simultaneously
(i) with the occurrence of a default described in Section 5.1(a), (b) or (c) of a Subordinated Notes Indenture, whether or not the Administrative Agent or any Representative has given notice of same to Funding, the Partnership or to any other Representative; and (ii) upon a default under Section 8.01 of the Credit Agreement, so long as the Administrative Agent has given notice of the same to the Subordinated Notes Trustees, whether or not the three (3) day period has passed.

          2.4. Exercise of Remedies. Nothing in this Intercreditor Agreement shall prevent at any time any Representative from exercising or refraining in its sole discretion from the exercise of any rights or remedies available to it under this Intercreditor Agreement or any Documents, provided that all remedies exercised by any Representative in respect of any Shared Collateral shall be exercised in accordance with paragraphs 2.1, 2.2 and 2.3 of this Section 2.

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                                      -8-

          SECTION 3. Intentionally omitted.

          SECTION 4. Representations and Warranties. Each Representative hereby represents and warrants to each of the other Representatives that:

          (a) Corporate Existence. The Representative of the Subordinated Notes is a national banking association duly organized, validly existing and in good standing under the laws of the United States. The Administrative Agent is a New York banking corporation duly organized, validly existing and in good standing under the laws of the State of New York.

          (b) Power and Authority. The Representative has full power, authority and legal right to execute, deliver and perform this Intercreditor Agreement. The execution and delivery of this Intercreditor Agreement by the Representative and the performance or observance of each of the obligations of the Representative hereunder have been duly authorized by all necessary action on the part of the Representative.

          (c) Enforceable Obligations. This Intercreditor Agreement has been duly executed and delivered by the Representative and constitutes a legal, valid and binding obligation of the Representative, enforceable against it in accordance with its terms.

          (d) Consents, Approvals, Authorizations, etc. No consent, approval, order or authorization of or registration, declaration or filing with any Governmental Authority or any other Person is required in connection with the valid execution and delivery by the Representative of this Intercreditor Agreement or the carrying out or performance by the Representative of any of the transactions required or contemplated hereby.

          (e) No Legal Bar. The execution and delivery of this Intercreditor Agreement by the Representative, and the performance by the Representative of its obligations hereunder, will not violate any Legal Requirements affecting the Representative.

          (f) No Transfer or Subordination. The Representative has not (i) sold, assigned or otherwise transferred, in whole or in part, any of the Obligations, any interest therein or any collateral security or guaranty therefor to any other Person or (ii) made, given or permitted any currently effective subordination or postponement in respect of the Obligations or any Shared Collateral, except as provided herein.

          SECTION 5. Negative Covenants of the Subordinated Notes Trustee.

          5.1. Until each of the Credit Facility Obligations are indefeasibly paid in full, the Subordinated Notes Trustee agrees not to, directly or indirectly:

          (a) take, demand or receive from the Partnership or Funding, by set-off, Redemption, purchase or in any other manner, any payment in respect of the Obligations, contrary to or in violation of the terms of this Intercreditor Agreement;

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                                      -9-

     (b) enter into any amendment or modification of, or supplement to, any Operative Document or any other Document which would contravene the provisions of Section 7.12 of the Credit Agreement;

     (c) accept any payment or distribution made by or on behalf of the Partnership or Funding that the Partnership or Funding is prohibited from making under any of the Documents; or

     (d) accelerate the indebtedness under its Operative Document without giving the Administrative Agent at least two prior business days notice of such acceleration.

     SECTION 6. Waivers, etc.

     6.1. Each of the Representatives hereto consents to and agrees with the other Representatives that, without the necessity of any reservation of rights against any other party and without notice to or further assent by any other party, subject to the provisions of Section 2.1, 2.2 and 5.1 hereof, (a) any demand for payment of any Obligation may be rescinded in whole or in part, and any Obligation may be continued, and the Obligations, or the liability of Funding, the Partnership or any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, or any obligation or liability of Funding, the Partnership or any other Person thereunder or with respect thereto may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered or released (it being acknowledged that the foregoing is subject, in the case of any Shared Collateral, to the provisions of Section 2 hereof), and
(b) the Documents, and any other documents, instruments or agreements evidencing or governing the terms of the Obligations or any collateral security documents or guaranties or documents in connection therewith, may be amended, modified, supplemented or terminated, in whole or in part, as the parties thereto may deem advisable from time to time, except as otherwise expressly set forth therein, and any collateral security at any time held by any Representative from the payment of any Obligations, respectively, may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by any other party hereto, each of which will remain bound under this Intercreditor Agreement, and all without impairing, releasing or affecting the lien priority or other provisions herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release, subject in each case to the provisions of this Intercreditor Agreement. The Representatives hereby waive any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Representatives upon this Intercreditor Agreement and the Credit Facility Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Intercreditor Agreement.

     6.2. Each Representative hereby acknowledges and confirms to each other Representative Trustee that:

     (a) No Representative has made any representations or warranties as to any matter which may affect in any way related to the financial condition, relationships or transactions of Funding, the Partnership or any other Person, including, without limitation, the business, assets, li-

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                                      -10-

abilities, type or value of any security therefor, financial condition, management or control of Funding, the Partnership or any other Person; and

     (b) Except as expressly provided herein, no Representative is obligated to notify any other Representative or any other Person of any change in the business, assets, liabilities, type or value of any security therefor, financial condition, management or control of Funding, the Partnership or any other Person; and

     (c) The failure by a Representative to obtain, perfect or realize upon any security for any of the Obligations or the indebtedness, obligations or liabilities of any other Person, shall not release or otherwise impair any of the obligations of the other Representatives hereunder.

     SECTION 7. Term and Termination.

     This Intercreditor Agreement shall constitute from and after the date hereof a continuing agreement and shall remain in effect until the Obligations are indefeasibly paid and performed in full without contravention of Section 2.2 or Section 5.1 hereof and the Mortgages and any other document evidencing any mortgage, security interest or any other lien or encumbrance in favor of any Representative which are a matter of public record. This Intercreditor Agreement, including without limitation, the lien priority and other provisions hereof shall remain in effect, notwithstanding any proceeding instituted by or against the Partnership and/or Funding seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of the Partnership and/or Funding or its respective debts under any law related to bankruptcy, insolvency or reorganization or relief or promotion of debts, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for the Partnership and/or Funding or any substantial part of its property or assets.

     SECTION 8. Remedies and Cooperation.

     Each Representative hereby acknowledges that the other Representatives shall have no adequate remedy at law if a Representative violates any of the terms or provisions hereof. In such event, each other Representative shall have the right, in addition to any and all other rights and remedies as may be available under applicable law, to obtain in any court of competent jurisdiction injunctive relief to restrain any such Representative from any breach or threatened breach of this Intercreditor Agreement or otherwise to specifically enforce any of the terms or provisions hereof.

     SECTION 9. Concerning the Representatives.

     9.1. Each Representative (which, for the purposes of this Intercreditor Agreement includes each separate trustee or administrative agent appointed with such authority pursuant to each Operative Document) undertakes to perform such duties and only such duties as are specifically set forth in this Intercreditor Agreement as assigned to such Representative. No implied covenants or obligations shall be read into this Intercreditor Agreement against any Representative.

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                                      -11-

     9.2. In the absence of bad faith on its part, each Representative may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to such Representative and conforming to the requirements of this Intercreditor Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to any Representative, such Representative shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Intercreditor Agreement.

     9.3. Each Representative may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     9.4. Whenever in the administration of this Intercreditor Agreement any Representative shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such Representative (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate.

     9.5. Each Representative may consult with counsel, and the written advice of such counsel or any opinion of counsel shall be full and complete, authorization and protection in respect of any action taken, suffered or omitted by such Representative hereunder in good faith and in reliance thereon.

     9.6. No Representative shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document.

     9.7. No provision of this Intercreditor Agreement shall be construed to relieve any Representative from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that no Representative shall be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that such Representative was negligent in ascertaining the pertinent facts.

     9.8. No provision of this Intercreditor Agreement shall require any Representative to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that, under the terms of the applicable Operative Document or otherwise, repayment of such funds or adequate indemnity against such risk or liability is not reasonable assured to it.

     9.9. Each Representative may execute any of its rights or powers hereunder or perform any of its duties hereunder either directly or by or through agents or attorneys, and such Representative shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

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                                      -12-

     SECTION 10. Miscellaneous.

     10.1. No failure to exercise, and no delay in exercising, on the part of any party hereto from time to time of any right, power or privilege under this Intercreditor Agreement or any documents securing and/or evidencing the Obligations shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Intercteditor Agreement or any other such document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Intercreditor Agreement and in any agreement relating to any of the Obligations and all other agreements, instruments and documents referred to in any of the foregoing are cumulative and shall not be exclusive of any rights or remedies provided by law.

     10.2. Each party hereto agrees to execute and deliver such further documents and to do such other acts and things as any other party may reasonably request in order fully to effect the purposes of this Intercreditor Agreement.

     10.3. Any request, demand, authorization, direction, notice (including, without limitation, a notice of default), consent, waiver or other document provided or permitted by this Intercreditor Agreement to be made upon, given or furnished to, or filed with any Representative, Funding or the Partnership shall be deemed given when either (i) delivered by hand or by Federal Express or other similar overnight courier or (ii) three Business Days after sending by registered or certified mail, postage prepaid; in either case addressed as follows:

     To the Representatives (one such notice shall constitute sufficient notice to each of the Subordinated Notes Trustees hereunder, unless the same Person is not the Representative under each Operative Document)):

                                    Deutsche Bank Trust Company Americas
                                    31 West 52/nd/ Street
                                    New York, New York  10019
                                    Attention:  George Reynolds

                                     with a copy sent by & same method to:

                                    Cahill Gordon & Reindel
                                    80 Pine Street
                                    New York, New York 10005
                                    Attention:  John A. Tripodoro

                                    U.S. Bank National Association
                                    U.S. Bank Trust Center
                                    180 East Fifth Street
                                    St. Paul, Minnesota  55101
                                    Attention: Corporate Trust Administration

                            To the Partnership:

                            Trump's Castle Associates, L.P.
                            Trump Marina Hotel Casino
                            Brigantine Boulevard at Huron Avenue
                            Atlantic City, New Jersey  08401
                            Attention:  Chief Executive Officer

                            To Funding;

                            Trump's Castle Funding, Inc.
                            Trump Marina Hotel Casino
                            Brigantine Boulevard at Huron Avenue
                            Atlantic City, New Jersey  08401
                            Attention:  Treasurer

                            with, in each case, a copy sent by & same method to:

                            Trump Hotels & Casino Resorts Holdings, L.P.
                            1000 Boardwalk
                            Atlantic City, New Jersey 08401
                            Attention:  Robert M. Pickus

                            Graham, Curtin & Sheridan
                            4 Headquarters Plaza
                            Morristown, New Jersey 07962
                            Attention: Kenneth W. Vest

     By notice given as provided above, each Representative, Funding or the Partnership may designate additional or substitute addresses for such notices, which, notwithstanding the provisions of clause (ii) of this Section 9.3, shall be deemed given when received.

     If any Representative commences foreclosure or other proceedings for sale of any Shared Collateral then the foreclosing party agrees to give the other copies of notices at the same time and by substantially the same method the foreclosing party provides any such notice to the Partnership or Funding.

     10.4. No amendment or waiver of any provision of this Intercreditor Agreement nor consent to any departure by any party herefrom, shall in any event be effective unless the same shall be in writing and signed by such party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     10.5. This Intercreditor Agreement may be executed by the parties hereto in any number of separate counterparts all of which taken together shall constitute one and the same instrument.

     10.6. This Intercreditor Agreement, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey (without giving effect to principles of choice of law). Each Representative hereby submits itself for the sole purpose of this Intercreditor Agreement and any controversy arising hereunder to the nonexclusive jurisdiction of the federal and state courts located in the State of New Jersey, and waives any objection (on the grounds of lack of jurisdiction or forum non conveniens, or otherwise) to jurisdiction over it by any federal or state court in the State of New Jersey.

     10.7. This Intercreditor Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefits, priority or interest under, or because of the existence of, this Intercreditor Agreement.

     10.8. The agreements of the Representatives hereunder are made solely in its capacity as Administrative Agent or Trustee, as the case may be, under each of the Operative Documents, and shall bind, and inure to the benefit of, the Lenders or the holders of the Notes, as the case may be.

     10.9. Any successor Representative under any Operative Document shall be deemed to be and shall be bound by this Intercreditor Agreement.

     10.10. This Intercreditor Agreement may be executed in counterparts, each of which together shall constitute one and the same document.

     10.11. The Recitals, the definitions and the schedules hereto constitute an integral part of this Intercreditor Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the day and year first above written.

                                            DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                            as Administrative Agent under the Credit Agreement


Witness:   /s/ Nicole Servidio                 By:   /s/ William W. Archer
           -------------------                       ---------------------
                                                     Name:      William W. Archer
                                                     Title:     Managing Director

                                            U.S. BANK NATIONAL ASSOCIATION
                                            (f/k/a First Bank National Association),
                                            as Trustee under the Mortgage Note Indenture


Witness:   /s/ Judith Zuzek                    By:   /s/ Richard Prokosch
           ----------------                          --------------------
                                                     Name:      Richard Prokosch
                                                     Title:     Vice President

                                            U.S. BANK NATIONAL ASSOCIATION
                                            (f/k/a First Bank National Association),
                                            as Trustee under the PIK Note Indenture


Witness:   /s/ Judith Zuzek                    By:   /s/ Richard Prokosch
           ----------------                          --------------------
                                                     Name:      Richard Prokosch
                                                     Title:     Vice President

STATE OF NEW YORK       )
                        )  ss.
COUNTY OF NEW YORK      )

     BE IT REMEMBERED, that on this 7th day of June, 2002, before me the subscriber, a Notary Public of the State of New York, personally appeared William W. Archer, a Managing Director of DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, the Administrative Agent under a certain Credit Agreement, who, I am satisfied, is the person who executed the within instrument, and he acknowledged that he signed and delivered the same as such officer on behalf of such association and that the within instrument is the voluntary act and deed of said association made by virtue of authority of its board of directors.

/s/ Nicole Servidio
-----------------------------------------------
Notary Public of the State of New York

 [Seal]

STATE OF MINNESOTA       )
                         ) ss.
COUNTY OF RAMSEY         )

          BE IT REMEMBERED, that on this 5th day of June, 2002, before me the subscriber, a Notary Public of the State of Minnesota, personally appeared Richard Prokosch, a Vice President of U.S. BANK NATIONAL ASSOCIATION (f/k/a First Bank National Association), a national banking association, the Trustee under a certain Mortgage Note Indenture, who, I am satisfied, is the person who executed the within instrument, and he acknowledged that he signed and delivered the same as such officer on behalf of such association and that the within instrument is the voluntary act and deed of said association made by virtue of authority of its board of directors.

/s/ Mary R. McCarthy
--------------------------------------------
Notary Public of the State of Minnesota

[Seal]

STATE OF MINNESOTA       )
                         ) ss.
COUNTY OF RAMSEY         )

          BE IT REMEMBERED, that on this 5th day of June, 2002, before me the subscriber, a Notary Public of the State of Minnesota, personally appeared Richard Prokosch, a Vice President of U.S. BANK NATIONAL ASSOCIATION (f/k/a First Bank National Association), a national banking association, the Trustee under a certain PIK Note Indenture, who, I am satisfied, is the person who executed the within instrument, and he acknowledged that he signed and delivered the same as such officer on behalf of such association and that the within instrument is the voluntary act and deed of said association made by virtue of authority of its board of directors.

/s/ Mary R. McCarthy
-----------------------------------------------
Notary Public of the State of New Jersey

[Seal]

                              CONSENT AND AGREEMENT

          The undersigned hereby acknowledge notice of, and consent to the terms and provisions of, the foregoing Intercreditor Agreement. The undersigned waive notice of acceptance of this Intercreditor Agreement by any Representative and hereby agree that:

          (a) no further act or deed shall be required of the undersigned in order to accomplish the purposes and carry out the intent of the Intercreditor Agreement, and each of the undersigned agree not to take any action contrary to or inconsistent with any of the terms provisions thereof;

          (b) from time to time, at their own expense, the undersigned will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary in order to accomplish the purposes and carry out the intent of the Intercreditor Agreement; and

          (c) upon the occurrence and continuation of a Payment Event of Default, the undersigned shall not make any payment to any Subordinated Notes Trustee which would constitute a Blocked Payment, but instead shall pay directly to the Administrative Agent, for application on account of the Credit Facility Obligations until the same are indefeasibly paid in full, any such payment which, but for the provisions of the Intercreditor Agreement the undersigned would have made to any Subordinated Notes Trustee.

          The undersigned further agree that from and after the indefeasible payment in full of the Credit Facility Obligations, and so long as the Administrative Agent shall not incur any liability arising out of the provisions of this paragraph, the holders of the Subordinated Notes Obligations shall, to the extent of any Blocked Payment which was paid to the Administrative Agent in accordance with the Intercreditor Agreement, be subrogated to the then existing or thereafter arising rights of the holders of the Credit Facility Obligations to receive payments or distributions of assets of the Partnership and/or Funding made on the Credit Facility Obligations until all liabilities in respect of the Subordinated Notes Obligations shall be paid in full; and, for the purpose of such subrogation, no payments or distributions to the holders of the Credit Facility Obligations of any cash, property or securities to which the holders of the Subordinated Notes Obligations would be entitled except for the provisions of Section 2.2 of the Intercreditor Agreement shall, and no payment over pursuant to the provisions of said Section 2.2 to the holders of Credit Facility Obligations by any Representative shall, as between the Partnership or Funding, their creditors (other than the holders of the Credit Facility Obligations) and the holders of the Obligations, be deemed to be a payment by the Partnership or Funding to or on account of Credit Facility Obligations, it being understood that the provisions of said Section 2.2 are and are intended solely for the purposes of defining the relative rights of the holders of the Subordinated Notes Obligations, on the one hand, and the holders of the Credit Facility Obligations, on the other hand. None of such provisions shall impair, as between the Partnership or Funding and any holder of Subordinated Notes Obligations, the obligations of the Partnership and/or Funding, which are unconditional and absolute, to pay to such holders of Subordinated Notes Obligations the full amount thereof, nor shall any such provisions prevent any holder of Subordinated Notes Obligations from exercising all rights, powers and remedies otherwise permitted by applicable law or under the terms of the Subordinated Notes Documents upon a default thereunder, subject to the rights under Section 2.2 of the Intercreditor Agreement of holders of the Credit Facility Obligations. The Partnership and Funding hereby agree that, during any period in which they are not permitted to make any payment to any Representative by virtue of the provisions of the Intercreditor Agreement, any applicable statute of limitations shall be tolled.

          This consent shall become effective on the date hereinbelow set forth, and shall be binding upon the undersigned and their respective successors and assigns. Capitalized terms used in this consent and not defined herein shall have the meaning for such terms set forth in the Intercreditor Agreement. The miscellaneous provisions of the Intercreditor Agreement are applicable to this consent.

                                        TRUMP'S CASTLE ASSOCIATES, L.P.

                                        By: Trump's Castle Hotel & Casino, Inc.,
                                              its general partner

Witness:  /s/ Sandra L. Gonzalez        By:  /s/ Francis X. McCarthy, Jr.
          ----------------------            ----------------------------
                                             Name:   Francis X. McCarthy, Jr.
                                             Title:  Executive Vice President


                                        TRUMP'S CASTLE FUNDING, INC.


Witness:  /s/ Sandra L. Gonzalez        By:  /s/ Francis X. McCarthy, Jr.
          ----------------------            ----------------------------
                                             Name:   Francis X. McCarthy, Jr.
                                             Title:  Executive Vice President

STATE OF NEW JERSEY    )
                       ) ss.
COUNTY OF ATLANTIC     )

          BE IT REMEMBERED, that on this 6th day of June, 2002, before me the subscriber, a Notary Public of the State of New Jersey, personally appeared Francis X. McCarthy, Jr., the Executive Vice President of TRUMP'S CASTLE HOTEL & CASINO, INC., the general partner of TRUMP'S CASTLE ASSOCIATES, L.P., who I am satisfied is the person who executed the within instrument, and he acknowledged that he signed and delivered the same as such officer on behalf of such entity and that the within instrument is the voluntary act and deed of said company made by virtue of authority of its board of directors.

/s/ Sherry A. Field
------------------------------------------------
Notary Public of the State of New Jersey

[Seal]

STATE OF NEW JERSEY     )
                        ) ss.
COUNTY OF ATLANTIC      )

          BE IT REMEMBERED, that on this 6th day of June, 2002, before me the subscriber, a Notary Public of the State of New Jersey, personally appeared Francis X. McCarthy, Jr., the Executive Vice President of TRUMP'S CASTLE FUNDING, INC., who I am satisfied is the person who executed the within instrument, and he acknowledged that he signed and delivered the same as such officer on behalf of such entity and that the within instrument is the voluntary act and deed of said company made by virtue of authority of its board of directors.

/s/ Sherry A. Field
-----------------------------------------------
Notary Public of the State of New Jersey

[Seal]

                                   SCHEDULE A

                       SUBORDINATED LIENS AND ENCUMBRANCES

1. Indenture of Mortgage and Security Agreement from Trump's Castle Associates, a New Jersey general partnership to Trump's Castle Funding, Inc., a New Jersey corporation, dated as of December 28, 1993, and recorded December 29, 1993 in mortgage book 5238, page 1 ($242,141,304.00 Note Mortgage).

     Assignment Agreement from Trump's Castle Funding, Inc., a New Jersey corporation, to First Bank National Association as Trustee, dated as of December 28, 1993, and recorded December 29, 1993 in assignment book 651, page 160.

     Financing Statement from Trump's Castle Associates (Debtor) to Trump's Castle Funding, Inc., assigned to First Bank National Association, filed December 29. 1993 as #0014654.

     Financing Statement from Trump's Castle Associates, L.P. (Debtor) to Trump's Castle Funding, Inc., assigned to First Bank National Association, filed January 31, 1997 as #0022052.

2. Indenture of Mortgage and Security Agreement from Trump's Castle Associates, a New Jersey general partnership to First Bank National Association as Trustee, dated as of December 28, 1993, and recorded December 29, 1993 in mortgage book 5239, page 1 ($242,141,304.00 Guarantee Mortgage).

     Financing Statement from Trump's Castle Associates (Debtor) to First Bank National Association as Trustee, filed December 29, 1993 as #0014657.

     Financing Statement from Trump's Castle Associates, L.P. (Debtor) to First Bank National Association, filed January 31, 1997 as #0022051.